SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                -----------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

           Date of report (Date of earliest event reported) May 19, 1998
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                                 B&G Foods, Inc.
                         ------------------------------
               (Exact Name of Registrant as Specified in Charter)


   Delaware                      333-39813                        13-3916496
----------------             ----------------                   --------------
(State or Other              (Commission File                    (IRS Employer
Jurisdiction of                   Number)                       Identification
 Incorporation                                                       No.)




     426 Eagle Rock Avenue, Roseland, New Jersey               07068
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      (Address of Principal Executive Offices)               (Zip Code)


        Registrant's telephone number, including area code (973) 228-2500

                                 Not Applicable
                         ------------------------------
          (Former Name or Former Address, if Changed Since Last Report)



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Item 5   Other Events

         B&G Foods, Inc. is filing this Form 8-K to report its annual earnings on its financial statements, which are filed as an exhibit and incorporated by reference herein. The financial statements include balance sheets of B&G Foods, Inc. and subsidiaries (Successor Consolidated) as of January 3, 1998 and December 28, 1996, and the related statements of operations, and cash flows for the year ended January 3, 1998, and the statements of operations, and cash flows for the Predecessor Combined for the years ended December 28, 1996 and December 30, 1995. These financial statements were audited by an independent auditor.

Item 7    Financial Statements, Pro Forma Financial Information and Exhibits

(c)       Exhibits

27        Financial Data Schedule

99.1 Financial Statements, January 3, 1998 and December 28, 1996 (with Independent Auditors' Report thereon).










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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                B&G FOODS, INC.


Date:  May 19, 1998             By:/s/ Robert C. Cantwell
                                   ---------------------------------------------
                                   Name:  Robert C. Cantwell
                                   Title: Executive Vice President
                                          of Finance and Chief Financial Officer










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                                 EXHIBITS INDEX

Exhibit
Number                                  Description
------                                  -----------

27             Financial Data Schedule

99.1 Financial Statements, January 3, 1998 and December 28, 1996 (with Independent Auditors' Report Thereon)